UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICDIQ	OTC Pink Sheets

Item 1.03 Bankruptcy or Receivership

As previously disclosed, on December 2, 2024, Independent Contract Drilling, Inc. (the “Company” or “ICD”) and Sidewinder Drilling LLC (together with ICD, the “Debtors”) filed a petition under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”, and the chapter 11 process filed at the Bankruptcy Court, the “Chapter 11 Cases”, under the caption In re Independence Contract Drilling, Inc., et al., Case No. 24-90612 (ARP)). ICD will continue to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

On January 9, 2025, the Bankruptcy Court entered Order (I) Approving the Debtors’ Disclosure Statement on a Final Basis and (II) Confirming the Debtors’ First Amended Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 124] (the “Confirmation Order”) confirming the First Amended Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”). A copy of the Plan is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”). The Company is currently targeting an Effective Date occurring on January 17, 2025. On the Effective Date, ICD intends to terminate its registration of ICD’s common stock under the Securities Exchange Act of 1934 (the “Exchange Act”) and cease filing any further periodic or current reports with the Securities and Exchange Commission (the “SEC”). Although the Company is targeting occurrence of the Effective Date as soon as reasonably practicable, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Summary of the Plan

Capitalized terms used but not specifically defined herein have meanings specified for such terms in the Plan. The summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Plan as an exhibit, which is attached hereto as Exhibit 2.2 and incorporated herein by reference. The Plan contemplates, among other things, the following:

●	Holders of allowed other secured claims (excluding holders of claims under the Revolving ABL Credit Agreement), other priority claims, and general unsecured claims are unimpaired under the Plan.
●	Noteholders under the Convertible Notes will receive their Pro Rata share of the (a) 100% of the common stock of the Reorganized ICD authorized to be issued and outstanding on or after the Effective Date pursuant to the Plan, subject to dilution on account of any equity issued pursuant to the Management Incentive Plan and (b) on account of the Additional Notes, solely $7,500,000, plus the amount of accrued and unpaid interest on the Additional Notes, in principal amount of the Exit Facility Term Loans. An aggregate of 1,000,000 shares of New Common Stock of Reorganized ICD will be issued on the Effective Date to the Noteholders pursuant to the same.
●	The cancellation of the Company’s common stock, the conversion of substantially all of the claims arising under, derived from, or based upon the Indenture into equity in the Debtors, or any successor or assign thereto, by merger, consolidation or otherwise, on and after the Effective Date (“Reorganized Debtors”), and the payment in full of all Allowed General Unsecured Claims.
●	A DIP Facility to be provided by the Noteholders to support the Company’s ongoing operations and obligations and repay outstanding revolving credit obligations and vendors and employees.
●	On the Effective Date, the Reorganized Debtors shall enter into the Exit ABL Facility and Exit Term Loan Facility (collectively, the “Exit Facilities”), the terms of which will be set forth in the Exit Facilities documents.
●	The Plan contains certain releases and injunctions (as described more fully in Article IX of the Plan), including releases between the Debtors and the Reorganized Debtors, on one hand, and certain Released Parties on the other hand. The “Released Parties” under the Plan include the Debtors, Reorganized Debtors, DIP Lenders, the Noteholders, the Indenture Trustee, the Revolving ABL Agent, the Revolving ABL Lenders, the Exit Facility Agents, the lenders under the Exit Facilities, any statutory committee appointed in the Chapter 11 Cases and its members, and their representatives, advisors, Affiliates, and agents, including the Debtors current and former directors and officers.

Capital Structure

There were 15,142,611 shares of the Company’s common stock outstanding as of January 9, 2025. On the Effective Date, the Company’s common stock will be cancelled, released, and extinguished, and the holders thereof will not receive a distribution or compensation on account of their equity interests. Under the Plan, the Post-Effective Date Debtors’ New Organizational Documents will become effective on the Effective Date. The Reorganized ICD Interests issued pursuant to the Plan will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(a)(2) of the Securities Act or other available exemption from registration under the Securities Act, as applicable.

As of the Effective Date, the Company expects to issue and have an aggregate of approximately 1,000,000 shares of New Common Stock issued and outstanding. The New Common Stock is not expected to be listed on any national securities exchange.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 19, 2024.

Item 8.01 Other Events

In connection with the completion of the Debtors’ restructuring and emergence from Chapter 11, ICD intends to file a Form 15 with the SEC on the Effective Date for the purpose of terminating the registration of ICD’s Class A Common Stock under the Exchange Act. Upon filing the Form 15 for the Class A Common Stock, ICD will immediately cease filing any further periodic or current reports or other filings with the SEC under the Exchange Act.

Cautionary Note Regarding the Company’s Existing Common Stock

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. On the Effective Date, all of the Company’s Existing Equity will be cancelled, released, and extinguished without any distribution or compensation.

Cautionary Statement Regarding Forward Looking Statements

This filing contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding Company’s expectations with respect to operating in the normal course, the Chapter 11 Cases, the DIP Facility, trading of the Company’s common stock on the OTC Pink Market and the Company’s anticipated results of operations. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to the DIP Facility; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, the DIP Facility, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; and other factors as described in the Company’s filings with the Securities and

Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this filing. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
2.1	First Amended Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated January 6, 2025
2.2	Order Confirming the First Amended Joint Chapter 11 Plan of Reorganization of Independence Contract Drilling, Inc., dated January 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: January 15, 2025	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary